Herc Holdings Inc Investor Day 2023 N O V E M B E R 2 , 2 0 2 3 | N Y S E : H R I

Forward-Looking Statements This presentation includes forward-looking statements as that term is defined by the federal securities laws, including statements concerning our business plans and strategy, projected profitability, performance or cash flows, future capital expenditures, our growth strategy, including our ability to grow organically and through M&A, anticipated financing needs, business trends, our capital allocation strategy, liquidity and capital management, exploring strategic alternatives for Cinelease, including the timing of the review process, the outcome of the process and the costs and benefits of the process, and other information that is not historical information. Forward looking statements are generally identified by the words "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "forecasts," "looks," and future or conditional verbs, such as "will," "should," "could" or "may," as well as variations of such words or similar expressions. All forward-looking statements are based upon our current expectations and various assumptions and, there can be no assurance that our current expectations will be achieved. They are subject to future events, risks and uncertainties - many of which are beyond our control - as well as potentially inaccurate assumptions, that could cause actual results to differ materially from those in the forward-looking statements. Further information on the risks that may affect our business is included in filings we make with the Securities and Exchange Commission from time to time, including our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, and in our other SEC filings. We undertake no obligation to update or revise forward-looking statements that have been made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. Information Regarding Non-GAAP Financial Measures In addition to results calculated according to accounting principles generally accepted in the United States (“GAAP”), the Company has provided certain information in this presentation that is not calculated according to GAAP (“non-GAAP”), such as EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA flow-through, REBITDA, REBITDA margin, REBITDA flow-through and free cash flow. Management uses these non-GAAP measures to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to similarly titled measures of other companies. For the definitions of these terms, further information about management’s use of these measures as well as a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures, please see the appendix that accompanies this presentation. Safe Harbor Statements and Non-GAAP Financial Metrics 2

Leslie Hunziker SVP, Investor Relations, Communications & Sustainability Aaron Birnbaum Senior Vice President & Chief Operating Officer Mark Humphrey Senior Vice President & Chief Financial Officer Larry Silber President & Chief Executive Officer The Herc Rentals Team – Today’s Speakers 3

Investing for **Scale and Sustainable Growth**


Genie S-65

TODAY'S AGENDA

1 Company Overview and Strategic Briefing
Larry Silber, President & Chief Executive Officer
Leveraging culture / Benefiting from transformation / Investing for scale

2 Financial Framework
Mark Humphrey, Senior Vice President & Chief Financial Officer
Showcasing progress / Introducing 3-year goals / Capitalizing on industry outlook

3 Delivering Above-Market Growth
Aaron Birnbaum, Senior Vice President & Chief Operating Officer
Driving revenue / Optimizing efficiencies / Innovating for superior service

4 Capital Allocation Priorities
Mark Humphrey, Senior Vice President & Chief Financial Officer

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Company Overview and Strategic Briefing Larry Silber President & Chief Executive Officer 6

Our Purpose: We equip our customers and communities to build a brighter future Our Purpose, Mission, Vision and Values Our Vision We aspire to be the supplier, employer and investment of choice in our industry. Our Mission To ensure that end users of our equipment and services achieve optimal performance safely, efficiently and effectively. Our Values We do what’s right. We’re in this together. We take responsibility. We achieve results. We prove ourselves every day. 7

Committed to Safety Continued focus on health and safety of our employees, customers and communities Health & Safety Management System helps us work more safely and streamlines reviews and audits Achieved 97%1 Perfect Days at our branches Investing in training and new tools for working safely 8 1 YTD through September 2023

Our Key Strengths A market consolidator quickly building density, scale, capabilities A leading equipment rental solutions provider delivering above-market growth A technology-enabled equipment-services provider creating value Multi-faceted diversification strategy offers growth, resiliency, differentiation Significant headroom to invest in growth 9

A Leader in a Large and Growing Industry The year-over-year GROWTH RATE for 2024 is estimated at KEY DRIVERS Infrastructure Chip Manufacturing Data Centers EV/Battery Renewables Energy Grid 2023 2026 Incremental Industry GROWTH $10B1 The market is HIGHLY FRAGMENTED with only a few players of scale $76 $80 $83 $86 Market to INCREASE at a CAGR of 4%1 5.3%1 26%2 2015 2022 40%2 Top 10 Rental Companies Players of SCALE have taken share 2023 2026 $76B addressable market 1 American Rental Association estimates as of September 2023 2 Rental Equipment Registrar top 10 of top 100 rental companies as of June 2023 10

Industry Transformation: Driven by Discipline, Data, Diversification Consolidating market Professionally managed industry leaders Technology enabled to capitalize on data-rich industry Proprietary, modern pricing tools Availability of industry benchmarking data Secular shift to rent over buy continues 11

Herc Rentals Transformation: Scaling for Resilient, Profitable Growth Growing North America presence; recession-resilient urban-market focus Shift from equipment provider to rental solutions provider with diversified offering and capabilities across verticals, project types Scale with customers through elevated national account capacity and local market expansion Expanding through greenfield locations and strategic M&A Investments in innovative customer-facing technology Scale with suppliers, creating purchasing power Sophisticated sales and procurement tools Data-driven decision making 12

Building a Track Record of Growth 770 bps ▲8% CAGR ▲ 3,508 3,844 3,864 6,039 11% CAGR ▲ 3,236 2,0731,999 1,555 970 bps ▲ 44.2% 43.2% 37.1% 34.5% 2016 - 2023 Spin 2016 Pre-COVID 2019 Average OEC Total Revenue Adj. EBITDA Margin ROIC 10.5% 9.6% 6.0% 2.8% 2016 2019 2021 2023 2016 2019 2021 TTM 2023 2016 2019 2021 TTM 2023 2016 2019 2021 TTM 2023 Current or TTM 9/2023Investor Day 2021 13

42 States 5 Provinces Herc Rentals Today ~7,000 Team members 382 Branches 58 Years of Business Founded 1965 14

Delivering Value Across Markets and Customers $3.2+B Total Revenue1 One of the leading equipment rental suppliers in North America Q3:23 Revenue by Customer Contractors: 36% Industrial: 26% Infrastructure/ Government: 15% Other2: 23% National: 42% Local: 58% Q3:23 Local vs. National Mix 1 TTM September 30, 2023 2 Other includes commercial and retail service, hospitality, healthcare, recreation, and entertainment and special events 15

Driving Customer Engagement
with an Expanded Offering

$6.2B in Fleet (OEC)[1]


Earthmoving:
12%
Other:
22%
Q3:23
Fleet Mix
Material Handling:
18%
Specialty:
24%
Aerial:
24%

Diversified Mix of Equipment

General Rental:

Aerial – Elevated Work Platform	Earthmoving
Air Compressors and Tools	Lighting
Compaction and Paving	Material Handling
Concrete and Masonry	Landscaping

Specialty Rental:

Pump Solutions	Climate Control
Trench Shoring	ProContractor Tools
Power Generation	Floor Care

[1] Original Equipment Cost based on ARA guidelines, and fleet as of September 30, 2023

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How We Win Grow the Core Increasing fleet and locations in urban markets drives revenue, scale and operating leverage 1 Expand Specialty Accelerating secular shift from ownership to rental and a service-driven model leads to higher utilization and returns Elevate Technology Ongoing investment in technology to improve customer experience and operational effectiveness Integrate ESG Sustainability goals for 2030 underpin broad-based ESG initiatives Allocate Capital Ability to retain low leverage of 2.0x to 3.0x provides opportunities for investment in fleet growth, M&A, and returns to shareholders 2 3 4 5 17

New Operating System Supports Growth through Continuous Improvement Launching an interconnected system, efficiently delivering superior customer experiences and consistent, profitable growth Standardized business processes Continuous improvement Organizational learning … at what we do … in serving our customers … to do business withEasy Expert Efficient 18

E3OS Will Drive Every Aspect of Culture and Performance Superior customer experiences powered by a culture of continuous improvement Applies expertise and adopts best practices across the network to achieve consistent, sustainable performance Operating Culture Operating System E3OS is our vehicle to continuously advance: § Branch fitness § Fleet logistics § Fleet availability § Business growth § Customer value § Service excellence § Financial performance § People development 19

Macro Trends Driving Next Decade of Growth Reshoring a Boon to Manufacturing Construction 200 250 300 350 400 450 500 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 E 20 24 E 20 25 E 20 26 E U.S. Non-Residential Starts1$ in billions Federal Stimulus Reshoring Trend Toward Rental Top 4 Reasons to Rent Equipment Avoid a large down payment, interest rates and monthly payments Rent the newest and most advanced technology No maintenance, insurance or depreciation costs No transportation costs or storage locations needed between jobs 1 2 3 4 20 1 Dodge Analytics U.S. as of Sept 2023

Committed to Corporate Citizenship Circular consumption: Renting instead of buying equipment benefits our customers and ensures maximum utilization of existing resources Light operating footprint: Reducing energy, carbon, water, and waste intensities Energy efficient equipment: 38% EV or hybrid fleet with goal of 40% by 2027 Worker well-being: Fostering a positive culture, energizing environment, and job satisfaction for our employees Community support: Volunteering our time and expertise across a variety of local, non-profit organizations Inclusion & development: Promoting diversity and career growth through Women in Action and Military Veteran Employee Resource Groups We equip our customers and communities to build a brighter future. 21

2022: Significant Progress Made and Being Recognized 2022 America’s Most Responsible Companies 2022 EcoVadis Silver Sustainability Rating MSCI ‘A’ Sustainability Rating Military Friendly Gold Award 2023 Employee satisfaction score exceeds benchmark Scopes 1 & 2 GHG emissions intensity down 5% Non-toxic waste intensity down 23% 12% increase In average training hours 106% increase in LED lighting installations Water intensity down 17% 22

We are on Track to Meet or Exceed Our 2030 Goals Reduce Scope 1 & 2 greenhouse gas emissions by 25% 2030 Sustainability Goals Baseline Year 2019 Reduce non-toxic waste to landfill intensity by 25% Total Recordable Incidence Rate of 0.49 or better 23

Scale Matters: Playbook for Sustainable Growth Fleet growth Product line expansion Network growth (M&A, Greenfield) Training & Development Salesforce tools Invest for Scale Leverage Assets and Technology Reinvest in business Increase shareholder value Generate Higher Returns Purchasing power Urban market density Fleet and operational efficiency Salesforce productivity Digital transformation 24

Key Takeaways The foundation is set to achieve our 2026 goals…. Right people and resources in place Vision defined by a clear and purposeful strategy Resulting in record levels of net new business Delivering solutions for customers …while unlocking future growth. 25

Financial Framework Mark Humphrey SVP & Chief Financial Officer 26

2021 – 2024 Organic Targets12016 – 2020Metric 12% to 15% 3.4%Rental Revenue CAGR3 17% to 20% 6.5%Adjusted EBITDA CAGR 45% to 50% 33% to 41%Adjusted EBITDA Margin Range 60% to 70% 68%Adjusted EBITDA Flow-Through $2.5 to $3.0B $1.8 billion Net Fleet Capital Expenditures 5%3%Implied Market Share4 2021 Investor Day Targets: Strong Progress Through Year 2 of 3-Year Plan 2021 – 2023 Organic Results2 17% 22% 44% 46% $2.1B 4.0% 2021 – 2023 Organic + M&A2 23% 29% 45% 47% $2.7B 4.4% Key Drivers § Greenfield locations adding to urban market density § Fleet growth and mix of equipment to address expanding market § Broadening end market penetration 27 1 2021 Investor Day Targets 2 Assumes midpoint of 2023 guidance 3 Compound annual growth rate 4 Market share for 2021-2023 periods based on May 2023 ARA forecast

2024-2026 Targets: Continuing to Drive Growth As We Scale Our Business Metric 2024 – 20261 Organic Rental Revenue CAGR 10% to 14% Adjusted EBITDA CAGR 11% to 16% Adjusted EBITDA Margin Range 46% to 49% REBITDA Margin Range 48% to 51% REBITDA Flow-through 55% to 60% Net Fleet Capital Expenditures $2.8 to $3.7B Implied Market Share Growth +100 to 200bps Increasing scale drives: Revenue growth that outpaces the market Diversified customer base reduces cyclicality Purchasing power with strategic suppliers Market density resulting in cost absorption and margin improvement 28 1 Assumes midpoint of 2023 guidance, excludes Cinelease studio entertainment

Revenue Growth: Outpacing the Market Organic Rental Revenue Growth 10 – 14% ▲ CAGR Base Market Growth 4% ▲ Share Gain 6 – 10% ▲ § ARA1 projects 4% CAGR market forecast for 2024 – 20262 § Herc Rentals’ pricing outpaces inflation § Greenfield openings, 20-30 targeted per year § Outsized mega project activity § Retention and expansion of customer base and end markets + = 29 1 American Rental Association 2 As of September 30, 2023

Macro Economic Data: Supports Future Base Market Growth § Non-residential starts and industrial spending bolstered by government stimulus and private investment § Secular shift continues from ownership to rental § Mega projects are primarily served by rental companies of scale 200 250 300 350 400 450 500 2016 2017 2018 2019 2020 2021 2022 2023E 2024E 2025E 2026E U.S. Non-Residential Starts1$ in billions 200 250 300 350 400 450 16 17 18 19 20 21 22 23E 24E 25E 26E Industrial Spending2$ in billions ’24-’26 CAGR 4% Herc Rentals has grown ~2.6x the Industry Rate3 and will continue to gain market share ’24-’26 CAGR 10-14% ’24-’26 CAGR 4% 30 1 Dodge Analytics U.S. as of Sept 2023 2 Industrial Information Resources U.S. as of October 2023 3 American Rental Association estimates as of September 2023

Share Gain: Scaling Through Customer Retention and New Business New Greenfield Locations Targeting 20-30 Openings Per Year 2016 2017 2018 2019 2020 2021 2022 2023E Acquired Branch Locations Disciplined Approach to a Robust Pipeline Customer Retention § National accounts have average tenure of 29 years § Continued focus on serving local market customers § Increase in urban market density allows for capture of more customer wallet share with cross selling opportunities 2020 2021 2022 2023E New Business Wins § Focus on increasing scale in Top 50 markets, and expanding into the Top 100 § Penetration into new end markets § Mega projects 31

Mega Project Opportunity: ~$300M Annualized Rental Revenue

Government Stimulus and Private Investment	Equipment Rental Share	Industry Rental Opportunity	✓ Herc Rentals Opportunity

Government Stimulus and Private Investment

~$350B

2024 estimated project starts greater than $250M

Government

- Infrastructure and Jobs Act
- Inflation Reduction Act
- Chips and Science Act

Private

- Supply chain relocation to North America
- Electrification

Equipment Rental Share

~2%

of total project spend

Equipment

- Core fleet supported by specialty offerings
- Mix of equipment shifts during each project phase

Industry Rental Opportunity

$7B

or ~$2.3B annually over 3-year project life

Capabilities

- Solutions provider
- Safety and sustainability requirements
- National footprint
- Technology enabled fleet to track productivity and increase capacity

✓ Herc Rentals Opportunity

~$300M

annualized rental revenue

Capture an average of 10% - 15% of targeted projects

Maintain disciplined approach to ensure equipment availability for local markets and expected high quality Herc Rentals' service

2X-3X our total market share

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2024-2026: Focus on Scale and Efficiency for Margin Expansion Operating Leverage Fleet Mix Technology Operational Efficiency Used Equipment Sales Channel Shift § Benefits of scale § Absorption of fixed costs over higher revenue base § Shift toward higher margin specialty equipment § Diversified end markets § Investment in customer facing technology with ProControl Next Gen § Internal investments to gather, evaluate and deploy data to drive business decisions § Process improvements § Opportunities for ancillary growth § Shifting more sales to higher margin retail and wholesale channels § Technology enabled tools gives sales force better visibility into fleet availability and pricing Adjusted EBITDA Margin Target 46% to 49% Adjusted REBITDA Margin Target 48% to 51% 33

Raising the Bar on Margin: Margin Preservation Through Economic Cycle § 7% revenue reductions in both 2024 and 2025 years § Revenue recovery in 2026 market fundamentals § Investments in 2026 return as industry begins new cycle Downside Scenario Assumptions § Capex reduced and fleet aged § Increased fleet disposals § M&A allocation paused § Right sizing the organization Reduction in Variable Spending: § Outside hauling § T&E § Overtime § Commissions tied to revenue REBITDA Margins Preserved Through Margins are preserved at ~2022/2023 levels creating a higher trough as new cycle begins 34

Key Takeaways The foundation is set to achieve our 2026 goals…. Revenue Growth Outpacing the Market Increasing Density through Greenfields and M&A Scaling to Expand Margins Strategic Mega Project Participation …while unlocking future growth. 35

Delivering Above- Market Growth Aaron Birnbaum SVP & Chief Operating Officer 36

Management Team of Industry Veterans 10 Regions Region Vice Presidents’ average experience: • 26 years within industry • 23 years with Herc Rentals Field Support Center Senior functional leaders average experience: • 26 years within industry • 17 years with Herc Rentals 37

Herc Rentals’ Competitive Advantages Leading safety culture with commitment to employees and customers Large broad diversified fleet providing quality products from premium vendors Strong team provides solution, consultation and support Broad & diversified customer base with experience across all customer end markets Customer-facing technology enabled fleet management and onsite project expertise Data driven & technology enabled internal tools to optimize performance Safety Fleet Culture Expertise Technology Business Intelligence Large network of locations with operating leverage for growth 38

Dynamic Industry **Favors Scale**

Formerly Hertz Equipment Rental Corporation

Founded in 1965

2000
Developing Industry
$24B market
Top 10 makes up 27%
Rental penetration <40%

2010
Business Intelligence Emerging

2011
Maturing Industry
Industry standards introduced & Rouse introduced

2015
Rich Data Industry Emerging
Data driven technology enabled tools

2016
Herc Rentals
becomes independent, publicly traded company *HRI*

2017
Technology Journey, People Focus
Pricing tool deployed

Industry Accelerating Consolidation and Scale

2021
Herc Rentals Investor Day
Technology investments, business intelligence and M&A investment

2022
Herc Rentals Launches ProControl Next Generation
Customer facing technology

Companies of Scale & ESG Focus
$69B market
Top 10 makes up 40%
Mega projects emerge

2023
Herc Rentals 2nd Investor Day
Herc Rentals delivers on 3-year plan and announces next phase

Data Rich, Technology Enabled, Scaling Industry

2026
Herc Rentals Company of Scale
$9B+ Fleet
$4B+ Rental Revenue

Growing Industry
$86B market,
rental penetration >60%

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Driving Revenue Through Strategic Investments Branch Network Growth1 Fleet Investments2 Customer Vertical Expansion3 Sales Capabilities4 National Accounts & Mega Projects5 Technology6 40

Branch Network Growth: Building for Scale DRIVING REVENUE THROUGH STRATEGIC INVESTMENTS 1 Business At Spin (2016) Expansion Locations Since Spin 293 1 profit centers 241 1 profit centers 382 Physical Locations with 534 Profit Centers Highly Concentrated in the Top 50 Markets 268 physical locations 114 physical locations 41 1 Profit Centers: Unique business operations; i.e., Classic, ProSolutions, Trench Solutions, Flooring, Truck

DRIVING REVENUE THROUGH STRATEGIC INVESTMENTS

1 Branch Network Growth:
Expanding Through M&A and Greenfields

Current State 2023

New Locations | Legacy Location



382 physical locations | **534 profit centers**

	M&A	Greenfields
Strategy	**Target top 100 markets** and be opportunistic to add specialty locations across the network	**Target top 100 markets** and geographies that fill gaps to leverage network affect
Scope	**Target of ~$500M** in capital spend annually	**Target 20-30** per year
Benefit	**Urban Market Growth** to build scale through locations, talent, fleet, and customers **93%** employee retention **85%** are new HRI customers	**Optimally serve market opportunities** by expanding footprint to drive scale
Core Competency	**Proven integration process** around technology, people, fleet, customer, facility and finance	**Robust site identification & development process**

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Fleet Investments DRIVING REVENUE THROUGH STRATEGIC INVESTMENTS 2 Specialty Growing the Core Technology Mega Projects Greenfield & M&A 43

DRIVING REVENUE THROUGH STRATEGIC INVESTMENTS

2 Fleet Investments:
Life Cycle Management

Business Intelligence Tools Integrated

Fleet Planning	Fleet Acquisition	Fleet Operations	Fleet Distribution	Fleet Disposal
Define **optimal fleet mix**, rotation & incremental adds to drive yield & performance	Acquire **quality products** from premium vendors	**Improve utilization** & minimize operating costs	**Demand based** distribution model "Hot Hand"	**Multi-channel** used equipment strategy

Enhancing Returns By Diversifying Equipment Mix



Walk-Behind Floor Scrubber

OEC[1] = $9,800
Time Ute[1] = 50%
Rental Rate = $1,800
$ Ute[1] = 110%



1-Ton Spot Cooler

OEC[1] = $3,000
Time Ute[1] = 35%
Rental Rate = $950
$ Ute[1] = 133%



Crawler Loader

OEC[1] = $40,000
Time Ute[1] = 65%
Rental Rate = $2,750
$ Ute[1] = 54%

[1] See definition in appendix

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Fleet Investments: Growth Across All Fleet Categories DRIVING REVENUE THROUGH STRATEGIC INVESTMENTS 2 83% 18% 2016 Core Specialty $3.6B 76% 24% 2023 $6.2B1 Rental Revenue Growth of 110% On Fleet Growth of 72% 45 1 Original Equipment Cost based on ARA guidelines, and fleet as of September 30, 2023

Customer Vertical Expansion: Diversifying for Resilience & Opportunity DRIVING REVENUE THROUGH STRATEGIC INVESTMENTS 3 Herc Rentals is Well Positioned with Current Trending Opportunities EV/Battery Chip Plants Data Centers LNG Plant Renewables Utilities Healthcare Infrastructure • Electrical • General Contractors • Mechanical • Remediation & Environmental • Residential • Restoration • Specialty Contractors • Banks • Casinos • Hospitality (hotel & motel) • Parking Garages • Religious Building • Retail Facilities • Commercial Warehousing • Education • Facility Maintenance • Healthcare • Data Centers • Airports • Bridge • Federal Government • Local & State Government • Military Base • Prisons • Railroad & Mass Transportation • Streets, Road &Highway • Sewer & Waste Disposal • Water Supply & Distribution • Utilities • Sporting Events • Theater • TV, Film & Radio • Homeowners • Live Events Construction (36%) Industrial Facilities (26%) Commercial Facilities (15%) Infrastructure & Gov. Direct (15%) Other (8%) • Aerospace • Alternative • Automotive/EV • Energy/ Renewables • Food & Beverage • Agriculture • Chemical Processing • Industrial Manufacturing • Metals & Minerals • Oil & Gas Production • Oil & Gas Pipeline • Oil & Gas Refineries • Pharmaceutical • Power • Pulp. Paper & Wood • Shipbuilding/Yards Diversified Customer Base to be more Recession Resilient Herc Rentals’ Customer & Project Reach 46 New verticals since 2016 in bold

Sales Capabilities: DRIVING REVENUE THROUGH STRATEGIC INVESTMENTS 4 Professional Sales Training Black & Gold Academy Technology Enabled Tools Territory Optimization Go-To-Market Strategy A Well-Equipped Sales Force Enables Us to Build Local Relationships 47

Sales Capabilities: Investments in Teams, Training and Tools Drive Growth DRIVING REVENUE THROUGH STRATEGIC INVESTMENTS 4 Local Sales Force Growth 39% National Sales Force Growth 48% Local Revenue Growth 132% National Revenue Growth 97% 48 Note: Growth rates for the period from 2016 to 2023E

National Account Service Capabilities National Accounts & Mega Projects: Capabilities Matter on Large, Complex Projects DRIVING REVENUE THROUGH STRATEGIC INVESTMENTS 5 Large, complex project management Mega project solutions & fleet management Customer vertical focused for expertise Professional fleet management & customer facing technology Customized solutions, ordering, pricing, billing & hyper care support Customer consultation to drive customer efficiency Average Tenure Years29 49

National Accounts & Mega Projects: Well-Positioned Network for Outsized Market Growth DRIVING REVENUE THROUGH STRATEGIC INVESTMENTS 5 Mega Project Strategy Strategically managing opportunities while staying disciplined to our local market strategies Herc Rentals’ branch footprint well positioned for mega opportunities Strategically targeting a balanced focus on national and local accounts Expecting 2-3x higher market share in projects where we participate Primary, secondary and transactional positions based on contractor sourcing strategy 2024-2025 Planned Project Starts Herc Rentals Locations Data Center EV/Battery Infrastructure LNG Renewable Semiconductors Fab Other project sites Mega Projects 50

DRIVING REVENUE THROUGH STRATEGIC INVESTMENTS

5 National Accounts & Mega Projects: A Sampling of Activity

EV OEM & Battery Plant

Project Length:	3 Years
Percent Completed:	15%
Construction Value:	$10B
Expected Total Rental Opportunity:	$200M
Fleet On Rent:	$12M OEC

HRI Position: Transactional — no primary awarded, GC/vendors selected their trusted rental providers
HRI Value Proposition: Local sales relationship, quality and depth of fleet and ability to respond to demand

Data Center

Project Length:	18 months initially + expansion
Percent Completed:	5%
Construction Value:	$500M
Expected Total Rental Opportunity:	$10M
Fleet On Rent:	$1M OEC with $20M reserved for delivery

HRI Position: Awarded primary on-site
HRI Value Proposition: National sales relationship, large fleet and serviceability

LNG Capital Project

Project Length:	5 years
Percent Completed:	20%
Construction Value:	$10B
Expected Total Rental Opportunity:	$200M
Fleet On Rent:	$16M OEC

HRI Position: Transactional — primary awarded (not Herc Rentals)
HRI Value Proposition: Local sales relationship, quality and depth of fleet, specialty solutions acumen and ability to purchase fleet for demand

Chip Manufacturing Plant

Project Length:	3 years initially + expected growth
Percent Completed:	40%
Construction Value:	$15B
Expected Total Rental Opportunity:	$300M
Fleet On Rent:	$18M OEC

HRI Position: Transactional — primary awarded (not Herc Rentals), sub-contractors choose their provider
HRI Value Proposition: Local sales relationship, quality and depth of fleet and specialty solutions acumen. Key relationship with Herc Rentals' M&A purchase

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Customized Digital Tools Herc Rentals Proprietary Systems Technology: Digital Tools Enhance Sales Effectiveness DRIVING REVENUE THROUGH STRATEGIC INVESTMENTS 6 Optimus 52

Optimizing Operational Efficiency Market Density Benefits1 Comprehensive Logistics Management2 Strategic Used Equipment Channels3 Technology: ProControl Next Gen4 E3OS Operating Model5 53

Market Density Benefits OPTIMIZING OPERATIONAL EFFICIENCY 1 Higher Dollar Utilization Specialty Synergies Higher REBITDA Margin Operational Efficiencies 54

Comprehensive Logistics Management OPTIMIZING OPERATIONAL EFFICIENCY 2 Centralized large-market logistics optimization Recruiting to fill capacity gaps & reduce single day outside hauler costs New vendor partners to increase safety, efficiency and sustainability Technology enabled on-the-go Integrated delivery rate guidance & business controls Safe Practices Recruitment Optimization Logistics Tools Delivery Service Revenue 55

Strategic Used Equipment Channels OPTIMIZING OPERATIONAL EFFICIENCY 3 Organic Go-To-Market Expertise Targeted Marketing Search Engine Optimization Proprietary Used Equipment Sales Apps Optimal Life Cycle Management Channel Mix (Retail / Wholesale / Auction) 56

Technology: ProControl NextGen OPTIMIZING OPERATIONAL EFFICIENCY 4 Real-time utilization and diagnostics to improve efficiency Live tracking of fleet deliveries and pickups to grant access Power to log or initiate service calls to reduce downtime and status tracking Geo-fencing reporting Browse and rent equipment anytime from anywhere Critical data insights at your fingertips or scheduled Comprehensive fleet management for equipment and jobs Remote control access to turn your light towers on and off 57

E3OS Operating Model OPTIMIZING OPERATIONAL EFFICIENCY 5 To ensure the optimal customer experience at every potential touch point 59

Key Takeaways The foundation is set to achieve our 2026 goals…. Growing Operating Scale Strategic Fleet Investments Ongoing Investment in People and Tools Disciplined Go-to-Market Strategies …while unlocking future growth. 60

Capital Allocation Priorities Mark Humphrey SVP & Chief Financial Officer 61

Balanced and Disciplined: Capital Allocation Priorities Invest for Organic Growth Invest in growth through the disciplined use of capital to facilitate new business wins and drive results in existing and greenfield locations Strategic M&A Pursue strategic opportunities with attractive returns and synergies Dividend Committed to quarterly dividend with future growth in line with long-term business performance Surplus Capital Deployed for additional fleet capex investment, M&A activity, greenfield opportunities or share repurchase Target leverage range through the cycle of 2.0x to 3.0x 62

Investing for growth, improving leverage and driving expanding returns on invested capital Investing Into the Cycle: Targeting Ongoing ROIC Expansion Focus on growing the core and increasing specialty product lines Improve operating leverage through network of existing locations with current capacity to add $1.5 billion of fleet, resulting in improved flow-through Return on Invested Capital expands Average Fleet at OEC and Returns $ in billions 9.6% 10.4% $0 $2,000 $4,000 $6,000 $8,000 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 2021 2023E 2026E Av er ag e Fl ee t a t O EC R O IC 63

2024 to 2026 Free Cash Flow Scenarios: FCF Driven By Investment Plans Outsized Market Growth; HRI Target $2.8 to $3.7B Net Fleet Cap Ex 10% to 14% Revenue Growth Neutral to $500M Free Cash Flow Double Market Growth1 $2.0 to $2.5B Net Fleet Cap Ex 6% to 8% Revenue Growth $900M to $1.2B Free Cash Flow Pessimistic Scenario $1.0 to $1.4B Net Fleet Cap Ex 0% to 2% Revenue Growth $1.4 to $1.8B Free Cash Flow Scaling for Sustainable Growth Equipment Rental Industry has a Counter-Cyclical Free Cash Flow Model 1 2 3 64 1 Based on ARA forecast as of September 30, 2023

M&A Journey to Date: Consolidating a Fragmented Market



Vancouver
Edmonton
Portland
Bay Area
SoCal
San Diego
Salt Lake City
Phoenix
Denver
Midland
Dallas
Houston
St. Louis
Chicago
Detroit
Nashville
Baton Rouge
Knoxville
Atlanta
Toronto
Pittsburgh
Boston
N. New Jersey / NYC
Philadelphia
Washington, D.C.
Orlando
Tampa
South FL

Our Acquisition Strategy

- ☑ Build out footprint in Top 100+ markets
- ☑ Improve $ utilization through increased density and cross selling to a new customer base
- ☑ Acquire real estate, talented workforce, local customer relationships and fleet

Targeting M&A of ~$500M per year

Our Progress: December 2020 To Date

$1.3B invested

$990M in Fleet at OEC

81 locations acquired

Acquisition multiple of **~5.5x** EBITDA

Average synergized multiple of **3.5x-4.5x** EBITDA

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Opportunity to Invest: Maintaining Leverage and Liquidity 0 1 2 3 2024 2025 2026 Expected Organic Leverage1 Maintain leverage within target range of 2x-3x Opportunistic Use of Surplus Capital Invest in Fleet Increase M&A Activity Additional Greenfield Opportunity Share Repurchases 66 1 Net leverage ratio is calculated as net debt divided by adjusted EBITDA for the trailing twelve-month period

Key Takeaways The foundation is set to achieve our 2026 goals…. Investing for Above-Market Growth Disciplined Leverage Return to Shareholders Strategic M&A …while unlocking future growth. 67

Key Takeaways/ Q&A Larry Silber President & Chief Executive Officer 68

2026: Key Takeaways Focused Business Multiple Drivers for Growth Enhancing Margins Strategically Deploying Capital § Commitment to culture § Tenured, deep management team § Track record of execution § New operating system for agile growth § Large and attractive markets § Significant secular and stimulus demand § Best-in-class customer experience § Expansion in urban markets § Digital focus § Expansion of specialty equipment § Pricing excellence § Operating leverage § Strong balance sheet § Increasing fleet investments § M&A and greenfield opportunities § Actively returning capital to shareholders 69

Unlocking Sustainable Growth Q&A A customer focused approach A diversified product line A flexible fleet plan An agile operating system A clear business strategy A solid network infrastructure A strong financial foundation An experienced management team Scale Matters 70

Appendix 71

Glossary of Terms Commonly Used in the Industry OEC: Original Equipment Cost which is an operating measure based on the guidelines of the American Rental Association (ARA), which is calculated as the cost of the asset at the time it was first purchased plus additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date). Net Fleet Capital Expenditures: Capital expenditures of rental equipment minus the proceeds from disposal of rental equipment. Dollar Utilization: Dollar utilization is an operating measure calculated by dividing equipment rental revenue (excluding re-rent, delivery, pick-up and other ancillary revenue) by the average OEC of the equipment fleet for the relevant time period, based on ARA guidelines. Time Utilization: Time utilization is the time an equipment unit is on-rent divided by the total time available. Fleet-wide time utilization is weighted by OEC and is a measure of fleet efficiency expressed as a percentage of time the fleet is on-rent. Pricing: Change in pure pricing achieved in one period versus another period. This is applied both to year-over-year and sequential comparisons. Rental rates are based on ARA guidelines and are calculated based on the category class rate variance achieved either year-over-year or sequentially for any fleet that qualifies for the fleet base and weighted by the prior year revenue mix. Return on Invested Capital (ROIC): is defined as after-tax operating income for the trailing 12 months divided by average stockholders’ equity, debt and deferred taxes, net of average cash. To mitigate the volatility related to fluctuations in the company’s tax rate from period to period, the U.S. federal corporate statutory tax rate of 21% was used to calculate after-tax operating income. 72

Adjusted EBITDA and Adjusted REBITDA Quarterly Trend

$ in millions	Q1 2022	Q2 2022	Q3 2022	Q4 2022	FY 2022	Q1 2023	Q2 2023	Q3 2023
Total Revenues	**$568**	**$640**	**$745**	**$786**	**$2,740**	**$740**	**$802**	**$908**
Less: Sales of rental equipment	28	19	21	57	125	71	83	124
Less: Sales of new equipment, parts and supplies	8	9	10	9	36	8	10	11
Equipment rental, service and other revenues	**$532**	**$612**	**$714**	**$720**	**$2,579**	**$661**	**$709**	**773**
Net income	**$58**	**$73**	**$101**	**$98**	**$330**	**$67**	**$76**	**$113**
Income tax provision	9	25	34	35	104	8	27	33
Interest expense, net	23	25	33	41	122	48	54	60
Depreciation of rental equipment	119	130	140	147	536	152	161	167
Non-rental depreciation and amortization	21	23	25	26	95	26	28	29
EBITDA	**$230**	**$276**	**$333**	**$347**	**$1,187**	**$301**	**$346**	**$402**
Non-cash stock-based compensation charges	6	5	9	7	27	4	5	6
Merger and acquisition related costs	1	2	3	2	7	2	1	2
Other	—	1	—	5	6	1	—	—
Adjusted EBITDA	**$237**	**$284**	**$345**	**$361**	**$1,227**	**$308**	**$352**	**$410**
Less: Gain on sales of rental equipment	9	5	5	17	36	25	27	25
Less: Gain on sales of new equipment, parts and supplies	3	4	4	4	15	3	3	4
Rental Adjusted EBITDA (REBITDA)	**$225**	**$275**	**$336**	**$340**	**$1,176**	**$280**	**$322**	**$381**
Adjusted EBITDA Margin	41.7 %	44.4 %	46.3 %	45.9 %	44.8 %	41.6 %	43.9 %	45.2 %
Adjusted REBITDA Margin	42.3 %	45.0 %	47.1 %	47.3 %	45.7 %	42.4 %	45.4 %	49.3 %
YOY Adjusted REBITDA Flow-Through	37.6 %	47.7 %	50.5 %	53.9 %	48.1 %	42.6 %	48.5 %	76.3 %

HercRentals

73

Adjusted EBITDA and Adjusted REBITDA Annual Trend

$ in millions	2016	2017	2018	2019	2020	2021	2022
Total Revenues	**$1,555**	**$1,756**	**$1,978**	**$1,999**	**$1,780**	**$2,073**	**$2,740**
Less: Sales of rental equipment	123	190	256	243	198	113	125
Less: Sales of new equipment, parts and supplies	68	53	49	44	28	31	36
Equipment rental, service and other revenues	**$1,364**	**$1,513**	**$1,673**	**$1,712**	**$1,554**	**$1,929**	**$2,579**
Net income	**($20)**	**$160**	**$69**	**$47**	**$74**	**$224**	**$330**
Income tax provision (benefit)	15	(224)	—	16	20	67	104
Interest expense, net	84	140	137	174	93	86	122
Depreciation of rental equipment	351	378	387	410	403	420	536
Non-rental depreciation and amortization	45	52	58	62	63	68	95
EBITDA	**$475**	**$506**	**$651**	**$709**	**$653**	**$865**	**$1,187**
Restructuring	7	5	5	8	1	—	—
Spin-off costs	49	35	15	—	—	—	—
Non-cash stock-based compensation charges	6	11	14	19	16	23	27
Impairment	—	29	—	4	15	3	3
Merger and acquisition related costs	—	—	—	—	—	4	7
Loss on disposal of business	—	—	—	—	3	—	—
Other	—	(1)	1	1	1	—	3
Adjusted EBITDA	**$537**	**$585**	**$686**	**$741**	**$689**	**$895**	**$1,227**
Less: Gain (loss) on sales of rental equipment	(21)	(2)	12	(1)	(5)	19	36
Less: Gain on sales of new equipment, parts and supplies	15	14	11	11	8	10	15
Rental Adjusted EBITDA (REBITDA)	**$543**	**$573**	**$663**	**$731**	**$686**	**$866**	**$1,176**
Adjusted EBITDA Margin	**34.5 %**	**33.3 %**	**34.7 %**	**37.1 %**	**38.7 %**	**43.2 %**	**44.8 %**
Adjusted REBITDA Margin	**39.8 %**	**38.0 %**	**39.6 %**	**42.7 %**	**44.2 %**	**44.8 %**	**45.7 %**
YOY Adjusted REBITDA Flow-Through		**20.1 %**	**54.8 %**	**169.3 %**	**27.9 %**	**47.5 %**	**48.1 %**

HercRentals
74

Historical Fleet at OEC1 $ in millions FY 2018 FY 2019 FY 2020 FY 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 FY 2022 Q1 2023 Q2 2023 Q3 2023 Beginning Balance $3,651 $3,777 $3,822 $3,589 $4,381 $4,593 $5,097 $5,421 $4,381 $5,637 $5,915 $6,211 Expenditures $774 $627 $348 $725 $253 $327 $311 $327 $1,218 $348 $400 $274 Disposals ($607) ($593) ($552) ($281) ($64) ($64) ($54) ($140) ($322) ($144) ($186) ($309) Acquisitions $— $— $28 $346 $18 $251 $86 $40 $395 $77 $88 $55 Foreign Currency / Other ($41) $11 ($57) $2 $5 ($10) ($19) ($11) ($35) ($3) ($6) ($14) Ending Balance $3,777 $3,822 $3,589 $4,381 $4,593 $5,097 $5,421 $5,637 $5,637 $5,915 $6,211 $6,217 Proceeds as a percent of OEC 37.8% 40.9% 37.0% 41.8% 45.0% 46.6% 42.5% 44.2% 44.4% 51.5% 47.0% 39.4% 1 Original equipment cost based on ARA guidelines 75